UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      DECEMBER 22, 2003

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488

(State of incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification No.)

650 Liberty Avenue Union, New Jersey 07083

(Address of principal executive offices) (Zip code)

(908) 688-0888

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
EXHIBIT INDEX
PRESS RELEASE
PRESS RELEASE

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On December 17, 2003, Bed Bath & Beyond Inc. issued a press release announcing the election of one new member to the Board of Directors, Jordan Heller, expanding the Board to ten members.

      A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

99.1	Press Release issued by Bed Bath & Beyond Inc. on December 17, 2003.

99.2	Press Release issued by Bed Bath & Beyond Inc. on December 17, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On December 17, 2003, Bed Bath & Beyond Inc. (the “Company”) issued a press release announcing the Company’s financial results for its fiscal third quarter ended November 29, 2003. A copy of this press release is attached hereto as Exhibit 99.2.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: December 22, 2003	By:	/s/ Eugene A. Castagna

Eugene A. Castagna Vice President – Finance and Assistant Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Bed Bath & Beyond Inc. on December 17, 2003.

99.2	Press Release issued by Bed Bath & Beyond Inc. on December 17, 2003.